                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    October 23, 1997
                                                 ---------------------


                            Cooper Industries, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           1-1175                                       31-4156620
  ------------------------                  ---------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                     77002
----------------------------------------                 ----------
(Address of Principal Executive Offices)                 (Zip Code)


                                  713/209-8400
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

Third Quarter 1997 Results of Operations
----------------------------------------
On October 23, 1997, Cooper Industries ("the Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the quarter ended September 30, 1997.

Item 7.  Financial Statements and Exhibits.

         Exhibits
         --------
           99.1 Company Press Release Dated October 23, 1997 Titled "Cooper Industries Reports Net Income Up 33%. Third-quarter share earnings up 24%."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COOPER INDUSTRIES, INC.

                                               (Registrant)



Date:   October 23, 1997                       /s/D. Bradley McWilliams
                                               -----------------------------
                                               D. Bradley McWilliams
                                               Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX



      Exhibit No.
      -----------
         99.1 Company Press Release Dated October 23, 1997 Titled "Cooper Industries Reports Net Income Up 33%. Third-quarter share earnings up 24%."